EXHIBIT 23(a)


                         CONSENT OF INDEPENDENT AUDITORS

          We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Novoste Corporation Stock Option Plan of our report dated February 9, 1996, with respect to the financial statements of Novoste Corporation included in its Registration Statement (Form S-1, No. 333-4988) and related Prospectus, filed with the Securities and Exchange Commission.


                                                  ERNST & YOUNG LLP


Atlanta, Georgia
September 18, 1996